Exhibit 99(b)


                           CALCULATION AGENT AGREEMENT


          CALCULATION AGENT AGREEMENT dated as of April 22, 1998 (the "Agreement"), between MCI COMMUNICATIONS CORPORATION (the "Company"), as initial Callholder and the issuer of the 6.125% Callable/Redeemable Notes due 2012 (the "Notes"), and NationsBanc Montgomery Securities LLC, as calculation agent (the "Calculation Agent"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the form of Note attached hereto as Exhibit A.


                                   WITNESSETH:

          WHEREAS, the Company and the initial Callholder desire to retain the Calculation Agent to render certain services set forth in paragraph III of the form of Note in the manner and on the terms hereinafter set forth;

          WHEREAS, the Calculation Agent desires to provide such services to the Company and the initial Callholder on the terms and conditions hereinafter set forth; and

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Company and the Calculation Agent hereby agree as follows:

          Section 1. Duties and Rights of the Calculation Agent. The Company and the initial Callholder hereby employ the Calculation Agent to act as the Calculation Agent and to perform, observe and assume all of the duties, obligations and liabilities of the Calculation Agent set forth in paragraph III in the form of Note. The Calculation Agent hereby accepts such employment and agrees during the term of the Notes to render such services and to perform, observe and assume the duties, obligations and liabilities of the Calculation Agent set forth in paragraph III of the form of Note under the terms and conditions set forth herein.

          (a) Appointment of Calculation Agent. The Company hereby appoints NationsBanc Montgomery Securities LLC as the calculation agent with respect to the Notes (in such capacity, the "Calculation Agent").

          (b) Rights and Liabilities of the Calculation Agent. The Calculation Agent shall incur no liability for, or in respect of, any action taken, omitted to be taken or suffered by it in such capacity in reliance upon any certificate, affidavit, instruction, notice, request, direction, order, statement or other paper, document or communication reasonably believed by it to be genuine. Any order, certificate, affidavit, instruction, notice, request, direction, statement or other communication from the Company made or given by it and sent, delivered or directed to the Calculation Agent




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     under,  pursuant to, or as permitted  by, any  provision of this  Indenture shall be sufficient for purposes of this Indenture if such communication is in writing and signed by any officer or attorney-in-fact of the Company. The Calculation Agent may consult with counsel satisfactory to it and the advice of such counsel shall constitute full and complete authorization and protection of the Calculation Agent with respect to any action taken, omitted to be taken or suffered by it hereunder in good faith and in accordance with and in reliance upon the advice of such counsel.

          (c) Right of the Calculation Agent to Own Notes, etc. The Calculation Agent and its officers, employees and shareholders, may become owners of, or acquire any interests in, the Notes, with the same rights as if the Calculation Agent were not the Calculation Agent hereunder. The Calculation Agent may engage in, or have an interest in, any financial or other transaction with the Company or any of its affiliates as if the Calculation Agent were not the Calculation Agent hereunder.

          (d) Duties of the Calculation Agent. In acting in connection with the Notes, the Calculation Agent shall be obligated only to perform such duties as are specifically set forth herein and no other duties or obligations on the part of the Calculation Agent, in its capacity as such, shall be implied by the Indenture. In acting under the Indenture, the Calculation Agent (in its capacity as such) assumes no obligation towards, or any relationship of agency or trust for or with, the holders of the Notes.

          (e) Termination, Resignation or Removal of the Calculation Agent. The Company may at any time appoint a new Calculation Agent if the Calculation Agent has resigned or if Reasonable Cause otherwise exists at such time by giving written notice to the existing Calculation Agent and specifying the date when the termination shall become effective. "Reasonable Cause" shall mean the failure or inability of the Calculation Agent to perform any obligations it may have hereunder for any reason. If a new Calculation Agent is appointed pursuant to this subsection, the Company shall promptly provide the Trustee with notice thereof.

          (f) Appointment of Successor Calculation Agent. Any successor Calculation Agent appointed by the Company or by a court pursuant to the provisions of subsection 1(e) hereof shall execute and deliver to the initial Calculation Agent and to the Company an instrument accepting such appointment and thereupon such successor Calculation Agent shall, without any further act or instrument, become vested with all the rights, immunities, duties and obligations of the initial Calculation Agent, with like effect as if originally named as the initial Calculation Agent hereunder, and the initial Calculation Agent shall thereupon be obligated to deliver, and such successor Calculation Agent shall be entitled to receive, copies of any available records maintained by the initial Calculation Agent in connection with the performance of its obligations hereunder.

          (g) Indemnification of the Calculation Agent. The Company shall indemnify and hold harmless the Calculation Agent and any successor thereof, and its officers and employees, from and against all actions, claims, damages, liabilities, losses and reasonable expenses (including

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     reasonable legal fees and reasonable  expenses)  relating to or arising out of actions or omissions of the Calculation Agent hereunder, except actions, claims, damages, liabilities, losses and expenses caused by bad faith, gross negligence or willful misconduct of the Calculation Agent or its officers or employees. This subsection shall survive the termination of the Indenture and the payment in full of all obligations under the Notes, whether by redemption, repayment or otherwise.

          (h) Merger, Consolidation or Sale of Business by the Calculation Agent. Any entity into which the Calculation Agent may be merged, converted or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Calculation Agent may be a party, or any entity to which the Calculation Agent may sell or otherwise transfer all or substantially all of its business, shall, to the extent permitted by applicable law, automatically succeed the Calculation Agent.

          Section 2. Fees and Expenses. For its services in performing its duties set forth herein, the Calculation Agent will not receive any fees or reimbursement of expenses from the Company.

          Section 3. Term of this Agreement. This Agreement, which shall be a binding agreement as of the date hereof, shall terminate upon the earlier to occur of (a) the termination or removal of the Calculation Agent pursuant to Section 1(f) hereof, (b) 5 days after written notice of the Calculation Agent's or any permitted assignee's resignation as Calculation Agent is delivered to the Callholder, the Trustee and the Company, (c) the termination of the Notes pursuant to their terms or the terms of the Indenture or (d) the repurchase or redemption by the Company of the Notes.

          Section 4. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom by any party hereto shall in any event be effective unless the same shall be in writing and signed by the party against which enforcement of such amendment or waiver or consent is sought and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


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          Section 5. Notice Addresses.  Except as otherwise  expressly  provided herein, all notices and other communications provided for hereunder shall be deemed to have been duly given if sent by facsimile transmission to the number set forth below:

If to the Calculation Agent:            NationsBanc Montgomery Securities LLC
                                        100 N. Tryon Street
                                        NCI-007-06-07
                                        Charlotte, NC 28255
                                        Attention:        Syndicate

If to the Callholder:                   NationsBanc Montgomery Securities LLC
                                        100 N. Tryon Street
                                        NCI-007-06-07
                                        Charlotte, NC 28255
                                        Attention:        Syndicate


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If to the Company:                          MCI Communications Corporation
                                            1801 Pennsylvania Avenue, N.W.
                                            Washington, D.C. 20006
                                            Facsimile No.:  (202) 887-2198
                                            Attention: Treasurer

                  with a copy to:

                                            MCI Communications Corporation
                                            1801 Pennsylvania Avenue, N.W.
                                            Washington, D.C. 20006
                                            Facsimile No.: (202) 887-2047
                                            Attention: General Counsel


          Section 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE).

          Section 7. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings among them relating to the subject matter hereof.

          Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Section 9. Amendments to Indenture. The parties hereto agree that no amendment or waiver of any provision of the Indenture that affects the rights, obligations, duties or liabilities of the Calculation Agent shall in any event be effective without the prior written consent of the Calculation Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.


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          IN WITNESS  WHEREOF,  the parties  hereto have  executed and delivered this Calculation Agent Agreement as of the day and year first above written.


NATIONSBANC MONTGOMERY SECURITIES LLC,
as Calculation Agent


By: _/s/NATIONSBANC MONTGOMERY SECURITIES LLC
Name:
Title:


MCI COMMUNICATIONS CORPORATION,
as initial Callholder and issuer


By: /s/ MCI COMMUNICATIONS CORPORATION
Name:
Title:






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EXHIBIT A



                                  FORM OF NOTE